SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Event Requiring Report: August 8, 2004


                            ENERGY PRODUCERS, INC.
            (Exact name of registrant as specified in its charter)


           Nevada                  000-32507              88-0345961
      (State of Incorporation) (Commission File Number)    (IRS Employer
                                                         Identification No.)


                         Dennis R. Alexander, Chairman
                            Energy Producers, Inc.
                6564 Smoke Tree Lane, Scottsdale Arizona 85253
         ------------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (480) 948-6581
                   ----------------------------------------
             (Registrant's telephone number, including area code)

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 8.01 OTHER EVENTS

      On August 8, 2004, the Registrant, through its wholly owned subsidiary Firecreek Petroleum, Inc. ("Firecreek"), discloses the creation and signing of an international consortium named The Sahara Group ("TSG") by Rusbek Bisultanov, the Managing Director of InterOilGas (Luxembourg), John R Taylor, President of both the Registrant and Firecreek Petroleum and David Christian of DAC, Inc. The oil and gas consortium, to be domiciled in Vienna, Austria, is composed of InterOilGas of Luxemburg, DAC, Inc. an international business consulting firm of Pennsylvania (USA) and Firecreek, a wholly-owned subsidiary of the Registrant. Firecreek was appointed as The Sahara Group petroleum operations manager. It is the purpose of this joint venture to undertake an aggressive petroleum acquisition and development program in Russia (Black Sea area), Libya, Romania, Turkey and Sudan. Currently the group is finalizing contract talks for operations in Russia, Romania and Libya.

      InterOilGas is working with Minneftegazstory, a Russian oil and gas corporation which is wholly owned by the Russian Federation, to complete an agreement for the acquisition by InterOilGas of several producing oilfields situated along the Black Sea in southern Russia. The fields have producing wells and significant undeveloped proven reserves that could be greatly increased with modern western technologies. Firecreek, a wholly-owned subsidiary of the Registrant, is currently evaluating the fields in preparation for an aggressive rehabilitation and development program. Minneftegazstory will remain as a joint venture partner in the project after the 1 October 2004 transfer to InterOilGas. The Turkish Petroleum Investment Company, Ltd., a subsidiary of the Turkish National Corporation ("TPAO"), has tentatively agreed to join the Black Sea program.

      Firecreek will establish a regional operations center in Istanbul in early September. The Sahara Group (TSG) petroleum operations will be conducted from This office by Dr. James O. Howard, Firecreek Vice-President, International Operations.

      The Registrant, Energy Producers, Inc., in line with definitive agreement signed on June 29, 2004 to merge with Firecreek Petroleum, Inc., is soon to change its name to EGPI\Firecreek Inc. Firecreek Petroleum, Inc. is a wholly-owned subsidiary of the Registrant.





      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By:   /s/  Dennis R. Alexander
                                             ------------------------
                                                  Dennis R. Alexander
                                                  Chairman and CFO
Date:  August 23, 2004